UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 3, 2025

ProPetro Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38035	26-3685382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 W. Wall St, Suite 102, Midland, Texas	79701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 688-0012

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PUMP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 4, 2025, ProPetro Holding Corp. (the “Company”) announced the departure of David S. Schorlemer from his role as Chief Financial Officer of the Company, effective March 3, 2025 (such departure, the “Separation” and the effective date of the Separation, the “Separation Date”). In connection with the Separation, Mr. Schorlemer will receive the payments and benefits provided for a Tier 2 executive that are described in the Second Amended and Restated ProPetro Services, Inc. Executive Severance Plan (the “Severance Plan”), subject to the applicable terms and conditions of the Severance Plan. No new or additional benefits will be provided to Mr. Schorlemer in connection with the Separation.

Effective as of the Separation Date, Celina A. Davila, currently the Chief Accounting Officer and principal accounting officer of the Company, will additionally assume the role of principal financial officer of the Company on an interim basis until a new Chief Financial Officer is appointed. In connection with her appointment as principal financial officer of the Company, the Company entered into a retention bonus agreement (the “Retention Agreement”) with Ms. Davila whereby she is entitled to a cash payment of $100,000 (the “Retention Bonus”). The Retention Bonus will be paid in two installments as follows: (i) 35% will be paid no later than fifteen (15) days following March 3, 2026 and (ii) the remaining 65% will be paid no later than fifteen (15) days following September 3, 2026, in each case, subject to the applicable terms and conditions of the Retention Agreement.

There was no arrangement or understanding between Ms. Davila and any other person(s) pursuant to which Ms. Davila was selected to be the principal financial officer of Company, and Ms. Davila does not have any family relationships with any of the Company’s executive officers or directors. Ms. Davila is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Ms. Davila’s full biography and other information required by Item 5.02(c) of Form 8-K are included in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on March 31, 2024, and such information is incorporated herein by reference.

The descriptions of the Severance Plan and the Retention Bonus provided above are not complete and are qualified in their entirety by reference to the Severance Plan and the Retention Agreement, which are filed as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

Item 7.01 Regulation FD Disclosure

On March 4, 2025, the Company issued a press release announcing the departure of Mr. Schorlemer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K under Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

10.1	ProPetro Services, Inc. Second Amended and Restated Executive Severance Plan (incorporated by reference herein to Exhibit 10.4 to ProPetro Holding Corp.’s Current Report on Form 8-K, dated October 26, 2020).

10.2	Retention Bonus Agreement, effective March 3, 2025, by and between Celina A. Davila and ProPetro Services Inc.

99.1	Press release dated March 4, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPETRO HOLDING CORP.

Date: March 4, 2025
	By:	/s/ John J. Mitchell
John J. Mitchell
General Counsel and Corporate Secretary